SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2006

Patriot Scientific Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 4254 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))

Item 3.02     Unregistered Sale of Equity Securities.

On February 23, 2006, the Company issued 20,877,430 shares of its Common Stock to Swartz Private Equity, LLC. The issuance occurred as a consequence of the conversion by Swartz Private Equity, LLC of $109,842 of accrued interest on, and the principal amount of, a $723,167 debenture issued by the Company to Swartz Private Equity, LLC on March 23, 2004. The conversion was made in accordance with the terms of the debenture. The Company relied on Section 4(2) of the Securities Act (the “Act”) for an exemption from the registration requirements of the Act with regard to this issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: March 16, 2006	By:	/s/ David H. Pohl
David S. Pohl,
Chairman & CEO